As filed with the Securities and Exchange Commission on 3/11/05

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

The Chaconia Income & Growth Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Thrid Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1. Report to Stockholders.

CHACONIA INCOME &GROWTH FUND, INC.
Letter to Shareholders

Dear Shareholders:

We are pleased to report that the Chaconia Income and Growth Fund achieved a gross return of 6.6% for the second half of the year and a gross return of 9.8% for 2004, ahead of the blended S&P 500 and Lehman Government Credit Bond Index for both periods. The performance of the portfolio’s equities securities was driven by strong returns in the utilities and energy sectors. Some of the top performing holdings in these sectors include Burlington Industries and Devon Energy. Countrywide Financial and Target also contributed to strong gross performance of the equity holdings. On the fixed income side, holdings in commercial mortgage backed securities and secured corporate bonds led the Fund’s performance for the second half of 2004. We will continue our focus on utilizing high quality, secured corporate bonds and US Government Agency securities along with the stocks of companies that we believe are attractively priced and offer potential for appreciation. The Chaconia Fund is meetings its goals of providing shareholders equity appreciation balanced with income and capital preservation.

U.S. Market Review for Second Half 2004

The equity markets posted solid returns in the fourth quarter of 2004 after disappointing investors the previous quarter. Investors welcomed the rebound in the market. Key drivers of the fourth quarter’s equity performance include an upward revision of third 2004 quarter gross domestic product (GDP), a retreat in oil prices after the price of crude hit an all-time high in October and numerous indications that increases in consumer and business spending were continuing. Additionally, strong home sales, increases in manufacturing and low inflation also provided optimism for investors. November’s completion of the U.S. presidential elections was welcomed by the market as the political overhang was removed. The utilities and energy sectors contributed the largest gains during the year with returns of 24% and 31%, respectively. Information technology and healthcare sectors delivered the weakest returns for the year.

Gains in the fixed income market were more subdued but the bond market still posted positive returns for the quarter and year. The Lehman Government Credit Index returned 4.2% for the year. Investors positioned at the short end of the yield curve were most affected by the rise in rates as the Fed Funds rate was increased five times since June 2004 - from 1% to 2.25%. Nonetheless, the yield on the 10-Year U.S. Treasury Note was flat for the year, defying bond market bears and economists who had near unanimously predicted a 10-Year yield above 5% by the end of 2004. Mortgages and credit were the best performing sectors for both the fourth quarter and the full year.

Equity Outlook for First Half of 2005

The pace of industry consolidation in telecom, consumer goods and financial services accelerated at the end of 2004 and appears poised to continue into 2005. The recent flurry of mergers point to corporations taking more aggressive postures and using their equities as currency. Against this backdrop, we believe that the U.S. economic growth should continue with moderate and steady progress. Positive earnings announcements coupled with improving top-line growth and shored up balance sheets should continue to positively influence investor sentiment.

The Chaconia Fund is well positioned to benefit from an environment of improving economic fundamentals and corporate growth. Equity and debt securities of companies that have demonstrated the ability to both consistently perform and deliver value to their customers should continue to reward prudent investors. We maintain our focus in selecting such companies for the Chaconia Fund portfolio. We will continue to employ our investment philosophy as we work hard to deliver for our shareholders.

Sincerely,

Michael Alexander
President

December 31, 2004

The performance data included above represents past performance and is no guarantee of future results. The investment return and principal value of your investment in the Chaconia Income & Growth Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

1

$50,000
$40,000
$30,000
$20,000
$10,000
$0
$33,839
(S&P 500 Index)
$33,288
(Wilshire 5000 Index)
$31,748
(S&P 500/Lehman Blended Index)
$27,219
(Russell 1000 Growth Index)
$23,001
(Russell 2000 Growth Index)
$17,039
(Chaconia Income & Growth Fund)
05/11/93
05/31/93
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/2004

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 5/11/93 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.
RUSSELL 1000 GROWTH INDEX - Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted earning growth rates.
RUSSELL 2000 GROWTH INDEX - Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earning growth rates.
WILSHIRE 5000 INDEX - Measures the performance of all U.S. headquartered equity securities with readily available price data.
BLENDED INDEX - Represents an index which consists of a weighting between the S&P 500 and the Lehman US Govt/Credit index.

Average Annual Rate of Return for the Year Ended December 31, 2004

	Year Ended December 31, 2004	Five Year Ended December 31, 2004	Since Inception (5/11/93)
Chaconia Income & Growth	6.88%	-2.78%	4.30%
S&P 500 Index	10.88%	-2.30%	10.12%
Russell 1000 Growth Index	6.30%	-9.29%	8.24%
Russell 2000 Growth Index	14.31%	- 3.57%	6.81%
Wilshire 5000 Index	12.62%	-1.42%	9.97%
S&P 500/Lehman Blended Index	8.88%	0.79%	9.56%

2

CHACONIA INCOME & GROWTH FUND, INC.
Additional Information on Fund Expenses
For the Six Months Ended December 31, 2004
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/1/04 - 12/31/04).

Actual Expenses
The first line of the table below provides information about account values based on actual returns and actual expenses of the Fund. Although the Fund charges no sales load, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ""Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
E

	Beginning Value07/1/04	Ending Value 12/31/04	Expenses Paid During the Period 07/1/04 - 12/31/04*
Actual	$1,000.00	$1,052.70	$16.05

Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.50	$15.71

*	Expenses are equal to the Fund’s annualized expense ratio of 3.11% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

3

CHACONIA INCOME & GROWTH FUND, INC.

Asset Breakdown

(as a % of investments)

U.S. Government Agency and Asset Backed Issues 9%
Non-Agency Mortgage and Asset Backed Securities 3%
Corporate Bonds 11%
Common Stocks 77%

4

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments
December 31, 2004

Number of Shares		Market Value
	LONG-TERM INVESTMENTS - 101.0%

	COMMON STOCKS - 77.7%

	Aerospace - 1.3%
5,500	The Boeing Company	$ 284,735

	Basic Materials - 2.3%
10,500	The Dow Chemical Company	519,855

	Capital Goods - 0.9%
5,300	General Electric Company	193,450

	Consumer Cyclicals - 1.6%
14,200	The TJX Companies, Inc.	356,846

	Consumer Staples - 3.3%
6,800	Target Corporation	353,124
14,000	The Walt Disney Company	389,200
		742,324

	Electric Services - 1.3%
11,200	Duke Energy Corporation	283,696

	Financial Services - 18.4%
8,000	Bank of America Corporation	375,920
12,600	Citigroup Inc.	607,068
15,998	Countrywide Financial Corporation	592,086
7,600	Fannie Mae	541,196
6,800	Freddie Mac	501,160
5,000	The Goldman Sachs Group, Inc.	520,200
8,300	Merrill Lynch & Co., Inc.	496,091
8,148	Morgan Stanley	452,377
		4,086,098

	Food & Beverage - 5.1%
17,000	Darden Restaurants, Inc.	471,580
14,000	Yum! Brands, Inc.*	660,520
		1,132,100

	Health Care - 8.6%
6,525	Barr Pharmaceuticals Inc.*	297,149
7,900	Beckman Coulter, Inc.	529,221
6,500	Eli Lilly and Company	368,875
4,400	Express Scripts, Inc.*	336,336
11,000	Pfizer Inc.	295,790
800	WellPoint Inc.*	92,000
		1,919,371

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (continued)
December 31, 2004

Number of Shares		Value
	Insurance - 3.5%
10,000	The Allstate Corporation	517,200
4,000	American International Group, Inc.	262,680
		779,880

	Integrated Oils - 9.9%
10,500	Apache Corporation	530,985
16,600	Burlington Resources Inc.	722,100
8,000	Devon Energy Corporation	311,360
11,000	Occidental Petroleum Corporation	641,960
		2,206,405

	Multimedia - 0.9%
10,000	Time Warner Inc.*	$ 194,400

	Mutual Funds - 6.2%
477,123	Trinidad & Tobago Unit Trust Corporation
	First Unit Scheme (f) (a)	1,368,723

	Semiconductors - 4.1%
24,000	Atmel Corporation*	94,080
21,600	Intel Corporation	505,224
7,000	International Rectifier Corporation*	311,990
		911,294

	Technology - 8.1%
15,700	Adaptec, Inc.*	119,163
31,400	Corning Incorporated*	369,578
29	Computer Associates International, Inc.	901
31,200	Flextronic International Ltd*(f)	431,184
5,000	International Business Machines Corporation (IBM)	492,900
13,300	SunGard Data Systems Inc.*	376,789
		1,790,515

	Telecommunications - 1.4%
9,000	CenturyTel, Inc.	319,230

	Transportation - 0.8%
2,500	Union Pacific Corporation	168,125
	Total Common Stocks (cost $13,152,024)	17,257,047

See Notes to the Financial Statements.

5

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (continued)
December 31, 2004

Principal Amount		Market Value
	CORPORATE BONDS - 11.4%

	Automotive - 3.0%
$ 300,000	Ford Motor Co.,	$ 300,652
	6.500%, due 08/01/18
350,000	Household Finance Corporation,	369,732
	7.200%, due 07/15/06
		670,384

	Consumer Cyclicals - 1.6%
300,000	Wal-Mart Stores, Inc.,
	7.250%, due 06/01/13	358,008

	Cruise Lines - 1.7%
350,000	Carnival Corp. (f),
	6.150%, due 04/15/08	375,158

	Finance - 2.7%
	Private Export Funding:
100,000	7.200%, due 01/15/10	114,737
250,000	6.490%, due 07/15/07	283,675
200,000	3.375%, due 02/15/09	197,289
		595,701

	Oil & Gas- 0.9%
187,000	Rowan Companies,
	5.880%, due 03/15/12	198,978

	Transportation - 1.5%
117,027	The Burlington Northern Santa Fe Railway Company,
	5.943%, 01/15/2022	125,796
90,000	FedEx Corp.,
	8.760%, 05/22/2015	106,201
100,000	Union Pacific Corporation,
	4.698%, due 01/02/24	97,563
		329,560
	Total Corporate Bonds (cost $2,600,176)	$ 2,527,789

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (continued)
December 31, 2004

Principal
Amount		Value

	NON-AGENCY MORTGAGE AND ASSET BACKED SECURITIES - 3.1%

$ 200,000	American Express Credit Account Master Trust, Series 2000-1, Class A,
	7.200%, due 09/17/07	$ 201,231
68,970	California Infrastructure PG&E, Series 1997-1, Class A7,
	6.420%, due 09/25/08	71,091
100,000	Centerpoint Energy Transition Bond Company, LLC,
	Series 2001-1, class A4
	5.630%, due 09/15/15	107,038
90,000	Connecticut RRB Special Purpose Trust CL&P, Series 2001-1, Class A5,
	6.210%, due 12/30/11	98,489
94,829	Massachusetts RRB Special Purpose Trust, Series, 2001-1, Class A,
	6.530%, due 06/01/15	103,561
100,000	PSE&G Transition Funding LLC, Series, 2001-1, Class A7,
	6.750%, due 06/15/16	115,775
	Total Non-Agency Mortgage and Asset Backed Securities
	(Cost $790,551)	697,185

	U.S. GOVERNMENT AGENCY AND AGENCY-BACKED ISSUES - 8.8%
200,000	AID-ISRAEL,
	5.500%, due 12/04/23	209,650
191,669	Amethyst,
	4.620%, due 04/15/16	194,798
100,000	Public Service New Hampshire Funding LLC.,
	6.48%, 05/01/15	111,343
		515,791

6

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (continued)
December 31, 2004

Principal Amount		Market Value
	Government National Mortgage Association (GNMA) Real Estate
	Mortgage Investment Conduit Pass-Thru Certificates:
$ 194,302	Series 2002-83, Class A, 3.313% due 04/16/17	193,208
175,002	Series 2003-48, Class AB, 2.866% due 02/16/20	171,817
98,294	Series 2003-72, Class B, 4.356% due 02/16/30	96,495
		461,520

	Small Business Administration (SBA) Participation Certificates
263,694	Series 2002-20H, Class 1, 5.310% due 08/01/22	273,058
95,681	Series 2003-20J, Class 1, 4.920% due 10/01/23	96,936
191,620	Series 2004-10C, Class 1, 4.230% due 05/01/14	192,561
196,160	Series 2004-20E, Class 1, 5.180% due 05/01/24	200,964
196,526	Series 2004-20F, Class 1, 5.520% due 06/01/24	204,815
		968,334

	Total U.S. Government Agency And Agency-Backed Issues
	(cost $1,603,275)	1,945,645

	TOTAL INVESTMENTS - 101.0% (cost $18,146,026)	22,427,666
	Liabilities in excess of other assets - (1.0%)	(212,650)

	TOTAL NET ASSETS - 100.0%	$ 22,215,016

*	Non-income producing security.
(a)	Affiliated Issuer.
(f)	Foreign security.

See Notes to the Financial Statements.

7

CHACONIA INCOME & GROWTH FUND, INC.
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at value
Non-affiliates (cost $17,281,755)	$21,058,943
Affiliates (cost $864,271)	1,368,723
Interest receivable	70,305
Dividends receivable	16,030
Receivable from Fund shares sold	315
Other assets	11,093
Total assets	$22,525,409

LIABILITIES:
Accrued distribution fees	23,834
Accrued service fees	34,661
Payable to Transfer Agent	29,372
Payable to Adviser	31,444
Payable to Custodian	62,528
Payable for Fund shares redeemed	492
Other accrued expenses	128,062
Total liabilities	310,393
NET ASSETS	$22,215,016

NET ASSETS CONSIST OF:
Capital stock ($0.01 par value)
and paid in capital	$28,498,063
Accumulated net investment income loss	(407,278)
Accumulated net realized
loss on investments	(10,157,409)
Net unrealized appreciation on investments	4,281,640
Total net assets	$22,215,016

Shares outstanding (8,000,000 shares authorized)	2,122,127

Net asset value, redemption price
and offering price per share	$10.47

CHACONIA INCOME & GROWTH FUND, INC.
Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest income	$319,066
Dividend income	291,464
Total investment income	610,530

EXPENSES:
Advisory fees	131,624
Distribution fees	112,837
Service fees	56,419
Shareholder servicing and accounting costs	144,154
Professional fees	106,957
Directors fees and expenses	79,420
Administration fees	37,498
Custody fees	7,700
Federal and state registration fees	7,361
Other	26,490
Total expenses	710,460

NET INVESTMENT LOSS	(99,930)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(487,144)
Net change in unrealized appreciation
/depreciation on investments	2,054,590
Net realized and unrealized gain
on investments	1,566,438

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,467,516

See Notes to the Financial Statements.

8

CHACONIA INCOME & GROWTH FUND, INC.
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2004	December 31, 2003

OPERATIONS:
Net investment loss	$(99,930)	$(210,367)
Net realized loss on investments	(487,144)	(931,461)
Net realized gain on investment - Affiliates	—	68,646
Net change in unrealized appreciation
/depreciation on investments	2,054,590	5,462,607
Net increase in net assets
from operations	1,467,516	4,389,425

DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:	(8,395)	(95,742)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,105,579	792,313
Reinvestment of dividends	5,998	66,487
Payment for shares redeemed	(3,155,120)	(2,989,939)
Net decrease in net assets from
capital share transactions	(2,043,543)	(2,131,139)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(584,422)	2,162,544

NET ASSETS:
Beginning of year	22,799,438	20,636,894
End of year	$22,215,016	$22,799,438

CHANGES IN SHARES OUTSTANDING:
Shares sold	111,323	88,126
Shares issued to holders in
reinvestment of dividends	574	6,777
Shares redeemed	(316,342)	(342,555)
Net decrease	(204,445)	(247,652)
Beginning Shares	2,326,572	2,574,224
Ending Shares	2,122,127	2,326,572

See Notes to the Financial Statements.

9

CHACONIA INCOME & GROWTH FUND, INC.
Financial Highlights

	Year Ended December 31,
	2004	2003	2002	2001	2000

Per Share Data (for a share outstanding throughout the year):

Net asset value, beginning of year	$9.80	$8.02	$9.75	$10.57	$12.34

Income from investment operations:
Net investment income (loss)	(0.06)(1)	(0.10)(1)	0.03(1)	0.02(1)	0.07
Net realized and unrealized
gain (loss) on investments	0.73	1.92	(1.70)	(0.80)	(1.77)
Total from investment operations	0.67	1.82	(1.67)	(0.78)	(1.70)

Less distributions:
From net investment income	(0.00)(2)	(0.04)	(0.06)	(0.04)	(0.07)
From net realized gains	—	—	—	—	—
Total distributions	(0.00)	(0.04)	(0.06)	(0.04)	(0.07)

Net asset value, end of year	$10.47	$9.80	$8.02	$9.75	$10.57

Total return	6.88%	22.71%	-17.15%	-7.33%	-13.76%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$22,215	$22,799	$20,637	$30,235	$43,260

Ratio of expenses to average net assets	3.16%	3.93%	3.40%	2.91%	1.94%

Ratio of net investment income to average net assets	(0.44)%	(0.98)%	0.36%	0.19%	0.54%

Portfolio turnover rate	21.25%	13.70%	16.36%	19.65%	62.44%

(1)Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

(2)Amount is less than $.01.

See Notes to the Financial Statements.

10

CHACONIA INCOME & GROWTH FUND, INC.
Notes to the Financial Statements
December 31, 2004

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Chaconia Income & Growth Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)	Investment Valuation - Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Ernest Partners, LLC (the "adviser"). The procedures authorize the Adviser to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Directors. In determining fair value, the Advisor considers all relevant factors and available information. Consequently, the price of a security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Fund may also use independent pricing services to assist in pricing portfolio securities. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b)	Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c)	Distributions to Shareholders - Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)	Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e)	Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)	Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

11

CHACONIA INCOME & GROWTH FUND, INC.
Notes to the Financial Statements (continued)
December 31, 2004

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2004 were as follows:

	Purchases	Sales
U.S. Government	$ 478,483	$2,035,831
Other	4,317,030	4,931,688

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$ 18,650,479

Gross unrealized appreciation	4,834,805
Gross unrealized depreciation	(1,057,618)
Net unrealized depreciation	$ 3,777,187

Undistributed ordinary income	$ 97,175
Undistributed long-term capital gain	---
Total distributable earnings	$ 97,175

Other accumulated gains/losses	$ (10,157,409)
Total accumulated earnings/(losses)	$ (6,283,047)

At December 31, 2004, the Fund had accumulated capital loss carryforwards of $3,103,208 expiring in 2008, $5,220,744 expiring in 2009, 413,844 expiring in 2010 and 244,113 expiring in 2011 and $1,112,247 expiring in 2012. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. In addition, the Fund realized, on a tax basis, a post-October loss through December 31, 2004 of 63,253. This loss is not recognized for tax purposes until the first day of the following fiscal year.

The tax character of distributions during the years ended December 31, 2004 and December 31, 2003 are as follows:

	Fiscal Year Ended December 31, 2004	Fiscal Year Ended December 31, 2003
Distributions paid from:
Ordinary Income	$8,395	$95,742
Long-term capital gains	—	—

Shareholder Notification of Federal Tax Status (Unaudited)

The Fund designates 100% of dividends declared from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003. Additionally, 100% of ordinary distributions paid qualifies for the dividend received deduction.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with Earnest Partners, LLC (the “Adviser”). Under the agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

12

CHACONIA INCOME & GROWTH FUND, INC.
Notes to the Financial Statements (continued)
December 31, 2004

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain entities for personal service and/or maintenance of shareholder accounts. Service fees are calculated up to 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares. The Fund incurred service fees of $56,419 under this agreement during the year ended December 31, 2004.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares of up to 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with Chaconia Financial Services, Inc. (“CFS”), a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the year ended December 31, 2004, CFS and UTC earned $112,837.

5.	TRANSACTIONS WITH AFFILIATES

The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the Chaconia Income & Growth Fund.

Name of Issuer	Share Balance at January 1, 2004	Purchases	Sales	Share Balance at December 31, 2004
Trinidad & Tobago Unit Trust Coproration - First Unit Scheme*	477,123	—	—	477,123
Cost	$864,271	—	—	$864,271

*	Dividends paid to the Fund during the year were $65,868 and there were no realized gains (losses) for the period.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

13

CHACONIA INCOME & GROWTH FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Chaconia Income & Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chaconia Income & Growth Fund, Inc. (the “Fund”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 28, 2005

14

CHACONIA INCOME & GROWTH FUND, INC.
Directors and Officers

Name and Address	Age	Position(s) Held With Registrant	Principal Occupation During Last Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Director
*Clarry Benn Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	62	Director, Chairman and President	Retired, 2-04 to present: Executive Director of Trinidad and Tobago Unit Trust Corporation, 9-96 to Present; President and Director, Chaconia Financial Services, Inc., 12-97 to Present; President and Director, Chaconia Fund Services, Inc., 12-97 to Present; Executive Manager, Investments and Financial Trust Accounting, 8-92 to 8-96.	1	None
Dr. Anthony T. Bryan Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	66	Independent Director	Professor at University of Miami, 9-92 to Present.	1	None
Dr. John A. Cole 400 Chimney Hill Road Columbia, SC 29209	58	Independent Director	Dean of the School of Professional Programs, 8-98 to Present, Benedict College; Visiting Professor of Finance, 8-97 to 8-98, University of North Carolina at Charlotte; Professor of Finance, 8-95 to Present, South Carolina State University; Associate Professor of Finance, 8-89 to 7-95, Florida A&M University.	1	None
Nigel L. Scott Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	64	Independent Director	Attorney, Scott, Yallery-Arthur, 75 to Present.	1	None

15

CHACONIA INCOME & GROWTH FUND, INC.
Directors and Officers

Name and Address	Age	Position(s) Held With Registrant	Principal Occupation During Last Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Director
Dr. Roosevelt J. Williams Cipriani College of Labour and Cooperative Studies Churchill Roosevelt Highway Valsayn, Trinidad and Tobago, West Indies	62	Independent Director	Director, Cipriani College of Labour and Cooperative Studies, 8-97 to Present; Education Consultant, 1-96 to 7-97; Professor at Howard University, 1989 to 12-95.	1	None
Intersted Director
*Michael Alexander Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	58	Director and President	Executive Director of Trinidad and Tobago Unit Trust Corporation, 6-04 to Present; President, UTC Financial Services, Ltd., 06-03 to Present; Executive Manager of Investments, Financial and Trust Accounting, Trinidad and Tobago Unit Trust Corporation, 1998 to 6-03.	1	Chaconia Fund Services, Chaconia Financial Services, Inc.
Gayle Daniel-Worrell Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	44	Secretary		1	None
Eutrice Carrington* Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	53	Vice President and Treasurer	Vice President, Asset Management Services, Trinidad and Tobago Unit trust Corporation, 6-04 to present; Investment Manager, Trinidad and Tobago Unit Trust Corporation, 8-99 to 6-04; Investment Analyst, 4-96 to 8-99.	1	None

*	This director is an “interested person” of the Company as that term is defined under the 1940 Act.

16

CHACONIA INCOME & GROWTH FUND, INC.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30, 2004 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Beginning with the Fund’s first and third quarters ending after July 9, 2004, the Fund will file complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q will be available without charge, upon request, by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

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19

CHACONIA INCOME & GROWTH FUND, INC.

DIRECTORS AND PRINCIPAL OFFICERS
Clarry Benn, Chairman
Dr. John A. Cole, Director
Dr. Roosevelt J. Williams, Director
Nigel Scott, Director
Michael Alexander, President and Director
Eutrice Carrington, Vice President and Treasurer
Gayle Daniel-Worrell, Director, Vice President, Secretary and Chief Compliance Officer

INVESTMENT ADVISER
Earnest Partners, LLC
75 Fourteenth Street, Suite 2300
Atlanta, Georgia 30309

DISTRIBUTOR
Chaconia Financial Services, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Center
82 Independence Square
Port of Spain, Trinidad

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
ANNUAL REPORT DECEMBER 31, 2004

20

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2004	FYE 12/31/2003
Audit Fees	$25,850	$24,400
Audit-Related Fees
Tax Fees	$ 2,950	$2,800
All Other Fees

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Not applicable.

(f) Not applicable. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) - (h) The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2004	FYE 12/31/2003
Registrant
Registrant’s Investment Adviser

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

[Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date and have concluded that the Registrants’s disclosure controls and procedures are designed to ensure that information required to be disclosed by the Registrant in this form N-CSR is recorded, processed, summarized and reported in a timely manner, and that information required to be disclosed by the Registrant in this form N-CSR is accumulated and communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant____Chaconia Income & Growth Fund _____

By (Signature and Title)_/s/ Michael Alexander
Michael Alexander, President

Date __3/11/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* __/s/ Eutrice Carrington______
Eutrice Carrington, Treasurer

Date___03/11/05